UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 18, 2019
Date of Report (Date of earliest event reported)
GAIN CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	GCAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firms
On July 18, 2019, the Audit Committee of the Board of Directors of GAIN Capital Holdings, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.
KPMG’s audit reports on the Company’s consolidated financial statements and effectiveness of internal control over financial reporting as of and for the years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the years ended December 31, 2018 and 2017 and the subsequent interim period through July 18, 2019 preceding KPMG’s dismissal, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided KPMG with a copy of this Form 8-K and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of KPMG’s letter dated July 23, 2019 is filed as Exhibit 16.1 to this Form 8-K.

The decision to change the Company’s independent registered public accounting firm was taken as a part of the Company’s ongoing operational efficiency program.

(b) Engagement of New Independent Registered Public Accounting Firm

On July 18, 2019, following the conclusion of a competitive process managed by the Company's Audit Committee, the Audit Committee approved the appointment of BDO USA, LLP (“BDO”) as the Company's independent registered public accounting firm beginning with the second quarter of 2019, and for the year ending December 31, 2019. During the Company's years ending December 31, 2018 and 2017 and through July 18, 2019, neither the Company, nor anyone on its behalf, consulted BDO regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

In approving the selection of BDO as the Company’s independent registered public accounting firm, the Audit Committee considered all relevant factors, including any non-audit services previously provided by BDO to the Company and the quality and reputation of BDO as a firm.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.    Description

16.1	Letter from KPMG addressed to the Securities and Exchange Commission, dated July 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2019                    GAIN Capital Holdings, Inc.

By: /s/ Diego A. Rotsztain
Name: Diego A. Rotsztain
Title: General Counsel and Secretary